Exhibit 99.3
                                 ------------
             CSC Computational Materials dated September 14, 2004

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



                 Class AF-1A Available Funds Rate Schedule (1)
                 ---------------------------------------------

           ----------------------------------------------------------
                                      Available            Available
                                        Funds                Funds
            Period                    Rate (%)             Rate (%)
           ---------                ------------         ------------
                                        (2)                   (3)
              1                        7.468                 7.468
              2                        6.504                 9.000
              3                        6.721                 9.000
              4                        6.504                 9.000
              5                        6.504                 9.000
              6                        7.200                 9.000
              7                        6.504                 9.000
              8                        6.720                 9.000
              9                        6.503                 9.000
              10                       6.720                 9.000
              11                       6.503                 9.000
              12                       6.498                 9.000
              13                       6.715                 9.000
              14                       6.498                 9.000
              15                       6.715                 9.000
              16                       6.498                 9.000
              17                       6.498                 9.000
              18                       7.194                 9.000
              19                       6.498                 9.000
              20                       6.714                 9.000
              21                       6.497                 9.000
              22                       6.714                 9.000
           ----------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------




                                  Class 1-AV Available Funds Rate Schedule (1)
                                  --------------------------------------------

------------------------------------------------------       ---------------------------------------------------
                Available Funds       Available Funds                       Available Funds     Available Funds
   Period          Rate (%)               Rate (%)              Period         Rate (%)             Rate (%)
------------   ----------------      -----------------       ------------  -----------------   -----------------
                     (2)                   (3)                                   (2)                  (3)
     1              7.804                 7.804                   47            7.734                10.500
     2              6.789                 10.000                  48            7.734                11.416
     3              7.018                 10.000                  49            7.994                11.799
     4              6.789                 10.000                  50            7.734                11.500
     5              6.789                 10.000                  51            7.994                11.799
     6              7.523                 10.000                  52            7.734                11.500
     7              6.789                 10.000                  53            7.734                11.500
     8              7.018                 10.000                  54            8.570                14.051
     9              6.789                 10.000                  55            7.735                12.686
     10             7.018                 10.000                  56            7.994                13.110
     11             6.789                 10.000                  57            7.735                12.686
     12             6.789                 10.000                  58            7.994                13.110
     13             7.018                 10.000                  59            7.735                12.686
     14             6.789                 10.000                  60            7.735                13.470
     15             7.018                 10.000                  61            7.994                13.921
     16             6.789                 10.000                  62            7.735                13.470
     17             6.789                 10.000                  63            7.994                13.921
     18             7.523                 10.000                  64            7.735                13.470
     19             6.789                 10.000                  65            7.735                13.470
     20             7.017                 10.000                  66            8.570                14.920
     21             6.790                 10.000                  67            7.735                13.470
     22             7.023                 10.000                  68            7.994                13.921
     23             6.831                 10.000                  69            7.735                13.470
     24             6.922                 10.000                  70            7.994                13.921
     25             7.156                 10.000                  71            7.735                13.470
     26             6.921                 10.000                  72            7.735                13.470
     27             7.154                 10.000                  73            7.995                13.921
     28             6.922                 10.000                  74            7.735                13.470
     29             6.922                 10.000                  75            7.995                13.921
     30             7.671                 10.000                  76            7.735                13.470
     31             6.923                 10.000                  77            7.735                13.470
     32             7.156                 10.000                  78            8.570                14.920
     33             6.923                 10.000                  79            7.735                13.470
     34             7.156                 10.000                  80            7.995                13.921
     35             6.943                 10.000                  81            7.735                13.470
     36             7.734                 10.000                  82            7.995                13.921
     37             7.994                 10.500                  83            7.735                13.470
     38             7.734                 10.500                  84            7.735                13.470
     39             7.994                 10.500                  85            7.995                13.921
     40             7.734                 10.500                  86            7.735                13.470
     41             7.734                 10.500                  87            7.995                13.922
     42             8.272                 10.771                  88            7.735                13.471
                                                             ---------------------------------------------------
     43             7.734                 10.500
     44             7.994                 10.500
     45             7.734                 10.500
     46             7.994                 10.500
------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



                                  Class 2-AV Available Funds Rate Schedule (1)
                                  --------------------------------------------

------------------------------------------------------       ---------------------------------------------------
                Available Funds       Available Funds                       Available Funds     Available Funds
   Period          Rate (%)               Rate (%)              Period         Rate (%)             Rate (%)
------------   ----------------      -----------------       ------------  -----------------   -----------------
                     (2)                   (3)                                   (2)                  (3)
     1              8.275                 8.275                   47            8.725                10.943
     2              7.207                 8.500                   48            8.725                12.032
     3              7.447                 8.500                   49            9.016                12.433
     4              7.207                 8.500                   50            8.725                12.032
     5              7.207                 8.500                   51            9.016                12.433
     6              7.979                 8.500                   52            8.725                12.038
     7              7.207                 8.500                   53            8.725                12.075
     8              7.447                 8.500                   54            9.660                14.556
     9              7.206                 8.500                   55            8.726                13.147
     10             7.447                 8.500                   56            9.017                13.586
     11             7.206                 8.500                   57            8.726                13.147
     12             7.206                 8.500                   58            9.017                13.590
     13             7.446                 8.500                   59            8.726                13.162
     14             7.206                 8.500                   60            8.726                13.742
     15             7.446                 8.500                   61            9.017                14.200
     16             7.206                 8.500                   62            8.726                13.742
     17             7.206                 8.500                   63            9.017                14.200
     18             7.978                 8.500                   64            8.726                13.742
     19             7.206                 8.500                   65            8.726                13.742
     20             7.446                 8.500                   66            9.661                15.215
     21             7.206                 8.500                   67            8.727                13.742
     22             7.447                 8.500                   68            9.017                14.200
     23             7.421                 8.500                   69            8.727                13.742
     24             7.464                 8.500                   70            9.018                14.200
     25             7.713                 9.500                   71            8.727                13.742
     26             7.452                 9.500                   72            8.727                13.742
     27             7.701                 9.500                   73            9.018                14.201
     28             7.452                 9.500                   74            8.727                13.742
     29             7.454                 9.500                   75            9.018                14.201
     30             8.263                 9.500                   76            8.727                13.743
     31             7.464                 9.500                   77            8.727                13.743
     32             7.712                 9.500                   78            9.662                15.215
     33             7.463                 9.500                   79            8.727                13.743
     34             7.719                 9.500                   80            9.018                14.201
     35             7.536                 9.500                   81            8.728                13.743
     36             8.702                 9.504                   82            9.019                14.201
     37             8.992                 10.500                  83            8.728                13.743
     38             8.702                 10.500                  84            8.728                13.743
     39             8.992                 10.500                  85            9.019                14.201
     40             8.703                 10.500                  86            8.728                13.743
     41             8.705                 10.500                  87            9.019                14.201
     42             9.326                 11.582                  88            8.728                13.743
                                                             ---------------------------------------------------
     43             8.725                 10.835
     44             9.016                 11.196
     45             8.725                 10.835
     46             9.016                 11.207
------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



                           Floating Rate Subordinate Available Funds Rate Schedule (1)
                           -----------------------------------------------------------

------------------------------------------------------       ---------------------------------------------------
                Available Funds       Available Funds                       Available Funds     Available Funds
   Period          Rate (%)               Rate (%)              Period         Rate (%)             Rate (%)
------------   ----------------      -----------------       ------------  -----------------   -----------------
                     (2)                   (3)                                   (2)                  (3)
     1              8.010                 8.010                   47            8.126                10.500
     2              6.976                 8.500                   48            8.126                11.674
     3              7.209                 8.500                   49            8.397                12.063
     4              6.976                 8.500                   50            8.126                11.674
     5              6.976                 8.500                   51            8.397                12.064
     6              7.724                 8.500                   52            8.126                11.677
     7              6.976                 8.500                   53            8.126                11.696
     8              7.209                 8.500                   54            8.997                14.269
     9              6.976                 8.500                   55            8.126                12.889
     10             7.209                 8.500                   56            8.397                13.318
     11             6.976                 8.500                   57            8.127                12.889
     12             6.976                 8.500                   58            8.398                13.320
     13             7.209                 8.500                   59            8.127                12.894
     14             6.976                 8.500                   60            8.127                13.606
     15             7.209                 8.500                   61            8.398                14.059
     16             6.976                 8.500                   62            8.127                13.606
     17             6.976                 8.500                   63            8.398                14.059
     18             7.723                 8.500                   64            8.127                13.606
     19             6.976                 8.500                   65            8.127                13.606
     20             7.208                 8.500                   66            8.998                15.063
     21             6.976                 8.500                   67            8.127                13.606
     22             7.212                 8.500                   68            8.398                14.059
     23             7.080                 8.500                   69            8.128                13.606
     24             7.154                 8.500                   70            8.399                14.059
     25             7.393                 9.500                   71            8.128                13.606
     26             7.149                 9.500                   72            8.128                13.606
     27             7.387                 9.500                   73            8.399                14.059
     28             7.149                 9.500                   74            8.128                13.606
     29             7.150                 9.500                   75            8.399                14.059
     30             7.920                 9.500                   76            8.128                13.606
     31             7.154                 9.500                   77            8.128                13.606
     32             7.392                 9.500                   78            8.999                15.064
     33             7.154                 9.500                   79            8.128                13.606
     34             7.395                 9.500                   80            8.399                14.060
     35             7.192                 9.500                   81            8.129                13.606
     36             8.117                 9.500                   82            8.400                14.060
     37             8.387                 10.500                  83            8.129                13.606
     38             8.117                 10.500                  84            8.129                13.606
     39             8.388                 10.500                  85            8.400                14.060
     40             8.117                 10.500                  86            8.129                13.606
     41             8.118                 10.500                  87            8.400                14.060
     42             8.686                 11.098                  88            8.129                13.606
                                                             ---------------------------------------------------
     43             8.126                 10.500
     44             8.397                 10.729
     45             8.126                 10.500
     46             8.397                 10.735
------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                                      34